SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                                  ----------------

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 30, 1999
                                                 ----------------

                      NORTH FORK BANCORPORATION, INC.

                (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                1-10458               36-3154608
     ---------------------     ---------------   --------------------------
(STATE OR OTHER JURISDICTION   (COMMISSION          (I.R.S. EMPLOYER
     OF INCORPORATION)          FILE NUMBER)         IDENTIFICATION NO.)

        275 BROAD HOLLOW ROAD MELVILLE, NEW YORK             11747
        --------------------------------------             --------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)



(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)   (516) 844-1004
                                                    ---------------------


ITEM 5.     OTHER EVENTS


            On August 30, 1999, North Fork Bancorporation, Inc., a Delaware corporation (the "Registrant"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with Reliance Bancorp, Inc., a Delaware corporation ("Reliance"), pursuant to which Reliance will merge with and into the Registrant (the "Merger").

            The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety. The stock option agreement dated as of August 30, 1999 by and between the Registrant and Reliance (the "Stock Option Agreement") is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety. The press release issued by the Registrant with respect to the announcement of the proposed Merger is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety. The presentation to be given by the Registrant to investment analysts on August 31, 1999 with respect to the proposed Merger is attached hereto as Exhibit 99.3 and is incorporated herein by reference in its entirety. The unaudited pro forma condensed combined financial statements which give effect to the Merger and the Registrant's proposed merger with JSB Financial, Inc. ("JSB") in accordance with the Agreement and Plan of Merger between the Registrant and JSB, dated as of August 16, 1999 (the "JSB Merger Agreement"), are attached hereto as
Exhibit 99.4 and are incorporated herein by reference in their entirety. The JSB Merger Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference in its entirety. The stock option agreement dated as of August 16, 1999 by and between the Registrant and JSB (the "JSB Stock Option Agreement") is attached hereto as Exhibit 99.5 and is incorporated herein by reference in its entirety.

            The press release and the analyst presentation incorporated herein by reference contain certain forward looking statements with respect to the financial condition, results of operations and business of the Registrant following the consummation of the Merger, including statements relating to (a) the cost savings, revenue enhancements and other efficiencies that are expected to be realized as a result of the Merger and
(b) estimated pro forma 2000 earnings per share. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected cost savings, revenue enhancements or other efficiencies from the Merger cannot be fully realized; (2) deposit attrition, customer loss or revenue loss following the Merger is greater than expected; (3) competitive pressure in the banking and financial services industry increases significantly; (4) changes in the interest rate environment reduce margins; and (5) general economic conditions, either nationally or in New York, are less favorable than expected.


ITEM 7.     FINANCIAL STATEMENT AND EXHIBITS

(c)   Exhibits

            2.1 Agreement and Plan of Merger, dated as of August 30, 1999, by and between North Fork Bancorporation, Inc., and Reliance Bancorp, Inc.

            2.2 Agreement and Plan of Merger, dated as of August 16, 1999, by and between North Fork Bancorporation, Inc., and JSB Financial, Inc.

            99.1 Stock Option Agreement, dated as of August 30, 1999, by and between North Fork Bancorporation, Inc., and Reliance Bancorp, Inc.

            99.2 Press Release issued by North Fork Bancorporation, Inc. on August 30, 1999

            99.3        Analyst Presentation

            99.4        Unaudited Pro Forma Condensed Combined Financial
                        Statements

            99.5 Stock Option Agreement, dated as of August 16, 1999, by and between North Fork Bancorporation, Inc., and JSB Financial, Inc.


                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NORTH FORK
                                         BANCORPORATION, INC.


                                      By: /s/ Daniel M. Healy
                                         --------------------------------
                                         Name:  Daniel M. Healy
                                         Title: Executive Vice President
                                                and Chief Financial Officer



Date: August 30, 1999




                               EXHIBIT INDEX



Exhibit
Number                  Description

2.1 Agreement and Plan of Merger, dated as of August 30, 1999, by and between North Fork Bancorporation, Inc., and Reliance Bancorp, Inc.

2.2 Agreement and Plan of Merger, dated as of August 16, 1999, by and between North Fork Bancorporation, Inc., and JSB Financial, Inc.

99.1 Stock Option Agreement, dated as of August 30, 1999, by and between North Fork Bancorporation, Inc., and Reliance Bancorp, Inc.

99.2                    Press Release issued by North Fork Bancorporation,
                        Inc. on August 30, 1999

99.3                    Analyst Presentation

99.4                    Unaudited Pro Forma Condensed Combined Financial
                        Statements

99.5 Stock Option Agreement, dated as of August 16, 1999, by and between North Fork Bancorporation, Inc., and JSB Financial, Inc.